ASSET SALE AGREEMENT

        THIS AGREEMENT, made this 6th day of April, 2005, by and between:

         STATELINE FORD, INC., a New Jersey Corporation, c/o Joseph S. Aboyoun, Esq., Aboyoun & Heller, L.L.C., 695 Route 46 West, Suite 401, Fairfield, New Jersey 07004 (hereinafter referred to as "SELLER");

                                       And

         ELITE FLIGHT SOLUTIONS, INC. C/O Harris Siskind, Esq., Kirkpatrick & Lockhart Nicholson Graham LLP, 201 South Biscayne Blvd. Suite 2000, Miami, Florida 33131 hereinafter referred to as "BUYER").

                              ---------------------
                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, SELLER is the owner and operator of a certain motor vehicle dealership establishment which conducts business at 630 and 640 Memorial Parkway (Route 22), Phillipsburg (Warren County), New Jersey, and is duly franchised for the sale of FORD and HYUNDAI automobiles, trucks and used vehicles, parts and accessories, and the rendering of factory authorized service of FORD and HYUNDAI motor vehicles and is licensed by the State of New Jersey to conduct a motor vehicle dealership business at said premises aforementioned; and

         WHEREAS, SELLER is desirous of selling and conveying its FORD and HYUNDAI business, and all of the personal property used in connection therewith, together with its FORD and HYUNDAI franchise rights as aforesaid; and

         WHEREAS, BUYER is desirous of acquiring said assets; and

         WHEREAS, the parties have reached an understanding with respect to the terms and considerations of the foregoing and are desirous of memorializing the same herein;

         NOW, THEREFORE, in consideration of the terms, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

         1. SUBJECT MATTER. SELLER agrees to sell and transfer to BUYER, and BUYER agrees to purchase and acquire from SELLER, the following:

                  (a) New FORD and HYUNDAI Motor Vehicle Sales and Service operation, presently located at 630 and 640 Memorial Parkway (Route 22) Phillipsburg, New Jersey (the "Premises"), including all furniture, fixtures, tools, special tools, machinery, lifts, compressors, signs, supplies, and all other equipment utilized in the operation of the subject business and sundry items, brochures and materials; franchise rights; used car operation; new motor vehicle inventories as herein provided; parts and accessories as herein provided; customer lists and records (sales, parts and service); sales parts and service manuals; computers and related equipment (including all hardware and software rights, if any); display cases and cabinets; lease rights and leaseholds; goodwill, the trade name "STATELINE FORD", SELLER's website and domain name, and all rights to use SELLER's existing business telephone numbers (hereinafter referred to, in the aggregate, as "Assets") (all in "as is" and "where is" condition), free and clear at closing of debts, mortgages, security interests, and other liens, taxes or other encumbrances.

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                  (b) Upon  reasonable  written  notice  to  SELLER by BUYER and within ten (10) days of the date this document is executed, BUYER and SELLER agree to prepare a list of the Assets to be transferred hereunder ("Asset List"), attached hereto and made a part hereof as EXHIBIT "A".

         2. AGGREGATE PURCHASE PRICE; PAYMENT.

                  (a)  The  purchase   price  for  all  of  the   aforementioned
(exclusive of parts and motor vehicle inventories) is the sum of EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00) (the "Purchase Price").

                  (b) The aggregate Purchase Price (subject to adjustment at closing and subject to the Purchase Price Adjustment, as defined in Section 3 below) shall be paid and satisfied as follows:

                           i) The sum of SEVENTY THOUSAND  DOLLARS  ($70,000.00)
paid by BUYER concurrently herewith, receipt of which is hereby acknowledged and held in escrow by the law firm of Aboyoun & Heller, L.L.C. as agent for SELLER ("ESCROWEE"), until closing of title, or returned to BUYER in the event the contingencies hereinafter provided are not satisfied without fault, neglect, or omission(s) of BUYER, or this Agreement is terminated in accordance with its terms.

                           ii) The balance sum in certified  or cashiers  funds,
attorney trust check or wire funds at closing.

                  (c) The deposit monies shall be held in an interest bearing account and the interest thereon shall accrue and be paid to the party ultimately entitled to the deposit - i.e., to the SELLER in the event closing occurs, or to BUYER in the event this Agreement is terminated in accordance with its terms.

                  (d) The foregoing aggregate Purchase Price shall be allocated in the manner set forth in EXHIBIT "B", a true copy of which is attached hereto and made a part hereof. The parties warrant and represent that said allocations were a prime subject matter of their negotiations and that they believe that these allocations truly reflect the economic value of the respective interests, rights and restrictions provided herein. The parties further warrant and represent that they shall not at any time, directly or indirectly, expressly or implied, take any action, with the taxing authorities or otherwise, inconsistent with the allocations outlined herein, and for which they have expressly bargained.


         3. PURCHASE OF PARTS AND ACCESSORIES AND MISCELLANEOUS INVENTORIES. In addition to the aggregate purchase price provided in for in Section 2 above, SELLER shall transfer and BUYER shall receive, at closing, SELLER's entire inventory of returnable FORD and HYUNDAI motor vehicle parts and accessories and outside vendor parts and accessories, oil, gas and grease inventories. It is understood that the foregoing shall be inventoried immediately prior to closing by an inventory service satisfactory to both parties, the expense thereof to be borne equally by SELLER and BUYER. The FORD and HYUNDAI parts and accessories inventories shall be priced at FORD MOTOR COMPANY, Ford Motor Division ("FMD") and HYUNDAI MOTOR AMERICA, INC. ("HMA") respective stock order net invoice prices. The outside vendor inventories shall be priced at the SELLER'S cost. The risk of loss to said inventory between the date hereof and the date of closing is expressly borne by SELLER.

                           The  term  "returnable",  as used in this  paragraph,
shall be either such items of inventory as are eligible for return for full value to FMD or HMA (as the case may be) in the course of a regular return (in the ordinary course of business) or a return in connection with the termination

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of a Dealer Sales and Service  Agreement  under such  document or in  accordance with New Jersey law, or such items of inventory as listed in the FMD or HMA catalogs then in effect on the closing date. A "non-returnable" part or accessory is any such item that does not fall within the scope of the preceding sentence.

                           BUYER shall pay for the inventory in certified, bank,
attorney trust account, or cashiers' checks or wired funds at the closing. In addition, SELLER shall assign to BUYER, at closing, its termination rights to return parts and accessories to FMD and HMA, if any, under its respective Dealer Sales and Service Agreements and applicable law.

         4. PURCHASE OF VEHICLES: It is understood that BUYER agrees to purchase from SELLER at closing:

                  (a) Its then inventory of all new, never used, never registered 2004, 2005 and 2006 (if applicable) model year FORD and HYUNDAI motor vehicles at factory net invoice price to SELLER, less as applicable, (i) all factory hold backs, (ii) leftover/carryover allowances, (iii) finance assistance credits or payments; (iv) advertising credits or payments; (v) preparation allowances; and (vi) the net cost to effectuate unrepaired damage thereto, if any, free and clear of liens and encumbrances. The term "never used" as used in this paragraph shall mean a vehicle with less than five hundred (500) miles thereon and not titled in any consumer's name. Notwithstanding anything herein contained to the contrary, the adjustments contained in clauses (iii), (iv) and
(v) shall not be required in the case of dealer swaps in instances where the SELLER has not obtained the benefit of said adjustments.

                  (b) SELLER's inventory of 2004, 2005 and 2006 (if applicable) FORD and HYUNDAI demonstrator units at the price formula provided in subsection
(a), less the sum of fifteen cents(15(cent)) per mile for each mile of usage (reflected on each unit as of the date of closing) in excess of five hundred
(500) miles (per unit).

         In the event there is any damage to any motor vehicles, the cost of such repairs are to be calculated at SELLER'S existing internal cost rates for parts and labor. Nothing herein contained shall prohibit SELLER from selling and delivering new or demonstrator vehicles prior to closing.

                  (c) In addition to the foregoing, BUYER shall purchase from SELLER, at a purchase price computed in accordance with the formula established in sub-paragraph (a) above, any and all FORD and HYUNDAI vehicles consigned and invoiced to SELLER by the aforesaid vehicle manufacturer and/or distributor and not received by SELLER prior to closing. SELLER shall forthwith, on demand of BUYER and simultaneously with the payment required by SELLER's floor plan institution therefore, execute assignments of the statements of origin for such vehicles so purchased.

         It is understood and agreed that the purchase price paid by BUYER to SELLER for motor vehicles pursuant to this section shall be in addition to the purchase price paid for the Assets of the SELLER as set forth in Section 2 above.

         5. TAX CLEARANCE CERTIFICATE.

                  (a) SELLER agrees to provide BUYER with all information needed to notify the New Jersey Division of Taxation ("Division"), pursuant to N.J.S.A. 54:32B-22, and any other state governmental agency. Escrows, if any are expressly required by the Division, shall be held by ESCROWEE, unless the state governmental agency requires otherwise. SELLER shall be responsible for all taxes required by the Division as a result of such bulk sale notification.

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

                  (b) SELLER warrants and represents that it has not used any other corporate or trade names and/or addresses within the last three (3) years, except "STATELINE FORD, INC.", "FORD WORLD OF PHILLIPSBURG", and "HYUNDAI WORLD OF PHILLIPSBURG".

         6. ACCOUNTS RECEIVABLE OF SELLER. SELLER's accounts receivable shall remain the property of the SELLER. It is understood and agreed that factory receivables erroneously credited to SELLER to which BUYER is entitled shall be the property of BUYER and factory receivables erroneously credited to BUYER to which SELLER is entitled shall be the property of SELLER. These include without limitation, holdback and other factory credits to which BUYER is entitled but may be erroneously assigned to SELLER's dealer number by FMD or HMA. In the event of any such erroneous credit to BUYER or SELLER, BUYER or SELLER, as the case may be, shall promptly pay to the other party an amount equivalent to said erroneous credit(s). This provision shall survive closing of title.

         7. REPRESENTATIONS AND WARRANTIES OF SELLER. SELLER represents and warrants to BUYER.

                  (a) The SELLER is a corporation organized and existing in good standing under the laws of the State of New Jersey and is duly authorized to carry on its aforementioned business (and shall provide a good standing certificate, or its equivalent, issued by the New Jersey Secretary of State to BUYER at closing); that all necessary corporate action to authorize the execution of this Agreement and to consummate the transactions contemplated herein has been taken, and that this Agreement constitutes the valid and binding obligation of SELLER enforceable in accordance with its terms;

                  (b) That SELLER shall, at closing, have good and marketable title to all of the Assets to be sold, transferred and assigned to BUYER pursuant to this Agreement, free and clear of all liens and encumbrances, except vehicle floor planning to be satisfied at closing and such other items as may be referenced in Section 20 below;

                  (c) That there are no legal, quasi-judicial or administrative actions, suits or proceedings of any kind or nature now pending to the best of SELLERS's knowledge or other claims which would prevent SELLER from consummating the transactions contemplated hereunder;

                  (d) That the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not conflict with or result in breach or default under any provision of law, order of any court or other agency of government, the charter or by-laws of SELLER, or any note, debenture, mortgage, loan agreement or other instrument to which SELLER is a party or by which it is bound;

                  (e) That SELLER's FMD Franchise Agreement and HMA Franchise Agreement are and will remain until closing, in full force and effect and the SELLER is in full compliance with the terms of either the FMD Franchise Agreement or HMA Franchise Agreement and there are no breaches or defaults by either party under either the FMD Franchise Agreement or the HMA Franchise Agreement;

                  (f) That all federal, state or local taxes imposed upon SELLER which are due and payable at closing and for which BUYER would be responsible if not paid by SELLER have been or will be paid as they mature;

                  (g) That SELLER is not a party to any employee contracts, or union/collective bargaining agreements, which will be binding upon the BUYER, and any such agreements are expressly excluded from this Agreement;

                  (h) That there are no tenancies at the Premises other than that of SELLER, which shall terminate concurrently with closing;

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

                  (i) That SELLER has not heretofore received any unabated written notice of any facility or other franchise deficiency from FMD, HMA or any written notice requiring it to relocate the dealership operation, cautioning SELLER not to improve or expand the Premises, or requiring SELLER to improve or expand or otherwise modify its facility or the location thereof;

                  (j) That a valid Certificate of Occupancy has been issued for the Premises. SELLER will, at its sole cost and expense obtain an unconditional Certificate of Occupancy in favor of BUYER prior to closing authorizing the use of said Premises as a new and used motor vehicle dealership and all uses incidental thereto and, in connection therewith, SELLER covenants and agrees to satisfy any and all requirements and/or conditions imposed by any governmental entity in order to obtain said Certificate of Occupancy prior to closing, provided, however, that the cost does not exceed TEN THOUSAND ($10,000.00) DOLLARS. If the cost exceeds TEN THOUSAND ($10,000.00) DOLLARS, then SELLER shall notify BUYER, in writing, as to whether or not it shall assume said excess costs, or refuse to assume said excess costs. If SELLER refuses to assume said excess costs, then BUYER shall have the right to either (A) terminate this Agreement, or (B) assume those costs to satisfy the requirements and/or conditions in excess of TEN THOUSAND ($10,000.00) DOLLARS so that SELLER will obtain the Certificate of Occupancy. In the event of such termination, all deposit monies paid hereunder and under the Realty Agreements (as defined in Section 18 below) shall be returned to BUYER (together with all accrued interest), and this Agreement and the Realty Agreements shall be deemed null, void and of no further force or effect. To the best of SELLER's knowledge, SELLER has neither knowledge nor notice of, any uncured zoning code, building code, or environmental violations as of the date of this Agreement and warrants that such warranty will be true and correct at closing or any interim notification cured prior to the date of closing;

                  (k) That SELLER will remove all debris from the Premises prior to closing, including, but not limited to, all used tires, batteries, drums and abandoned vehicles;

                  (l) That SELLER has not removed any equipment or accessories from the new vehicles to be purchased by BUYER hereunder and such vehicles are equipped as per the manufacturer's/distributor's invoice;

                  (m) That, at closing, SELLER shall voluntarily cause to be executed and delivered to each franchisor a concurrent dealer termination letter with respect to each of its Dealer Sales and Service Agreements and effective upon closing in order to facilitate BUYER's application for Dealer Sales and Service Agreements with said franchisors; and

                  (n) That this Agreement and none of the Realty Agreements contain or will contain any untrue statement of fact; and this Agreement and none of the Realty Agreements omit or will omit to state any fact necessary to make any of the representations, warranties or other statements or information contained herein or therein not misleading.

                  (o) That the new vehicle sales information provided to BUYER is true and correct, subject, however, to a ten (10%) percent discrepancy.

                  (p) Within sixty (60) days next succeeding the date of closing, BUYER intends to conduct and complete an audit of the past two (2) fiscal years of SELLER (the Seller within sixty ("Audit") days of the closing. SELLER shall instruct its accounting firm, BRUNO, DiBELLO & CO. ("BRUNO"), to cooperate in the Audit, provided, however, that all fees resulting from said cooperation shall be paid to BRUNO by BUYER. There shall be no adjustment to the purchase price paid by BUYER to SELLER for the Assets as a result of the Audit, unless, as a result of the Audit.

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         8. COVENANTS OF SELLER.  SELLER  warrants,  represents and covenants to
BUYER that between the date hereof and the closing of title to the Assets, franchise, and property contemplated hereby, and as of closing, that SELLER will:

                  (a) Keep its place of business open and operative during and for not less than the hours customary for SELLER's dealership;

                  (b) Lend its best efforts to cause its dealership to function in the ordinary course of its business;

                  (c) Not dispose of any of its Assets or obligate itself to do so, except as may be expressly provided by the terms of this Agreement or except in the ordinary course of business as in this Agreement provided; and

                  (d) Keep all of its insurable Assets which are the subject matter of this Agreement insured in accordance with its present practice.

         9. ABSENCE OF CERTAIN REPRESENTATIONS.

                  (a) SELLER makes no representations as to: (i) values, gross profits, expenses or net profits; or (ii) the value or condition of the Assets being transferred.

                  (b) BUYER acknowledges that each has had an opportunity to inspect the Assets being transferred and certain business information and records, the condition and accuracy of which have not been the subject of representations of any nature. In entering into this Agreement, BUYER is relying solely on their own business judgment and accept the Assets being transferred and the respective business "as is" and "where is", except as may be otherwise expressly represented elsewhere herein.

         10. REPRESENTATIONS AND WARRANTIES OF BUYER. BUYER warrants and represents to SELLER:

                  (a)  That  the  within   Agreement  is  a  valid  and  binding
obligation of BUYER, and that BUYER has the ability to enter into and consummate this Agreement;

                  (b) That BUYER has the funds (subject to satisfaction of the financing contingency referenced in Section 17(b) below) to consummate the transaction contemplated by this Agreement; and

                  (c) That there is no material litigation, judgments, or insolvency proceedings threatened or pending against BUYER which would impair BUYER's right to purchase the subject dealership business and Assets.

         11. REPRESENTATIONS. WARRANTIES AND COVENANTS TRUE AS OF CLOSING DATE. All of the representations, warranties and covenants contained in this Agreement shall be true and correct and shall not have been breached on and as of the closing date.

         12. INDEPENDENT COUNSEL. This Agreement has been prepared by the law firm of ABOYOUN & HELLER, L.L.C. ("ABOYOUN"), as counsel to SELLER. BUYER is expressly advised to obtain independent counsel and advice with respect to the subject matter of this Agreement and has been afforded an ample period of time to do so. In this regard, BUYER represents that they have retained the services of Kirkpatrick & Lockhart Nicholson Graham LLP in connection herewith. BUYER further confirm that they have not relied directly or indirectly, upon any communication, advice, or consultation with ABOYOUN but, in fact, have relied solely and exclusively upon their independent judgment and upon the advice of the respective independent counsel employed by them.

         13. NO BROKER. Each party warrants and represents to the other that no agent or broker has been involved in this transaction or shown the BUYER the subject business and Premises or called the subject business and/or Premises to

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the BUYER's  attention.  Each party hereby  indemnifies  and holds  harmless the other against any liability which the other is obligated to discharge or defend against any agent or real estate and/or business broker, whether or not licensed, wholly or partly because of the indemnifying party's relations with such agent or broker, together with all reasonable legal expenses and costs of the other necessitated in connection therewith.

         14. WORK IN PROCESS. BUYER shall reimburse SELLER on the closing date for SELLER'S net direct cost of completed labor and parts installed, or materials used, or in process of installation on any uncompleted repair orders in process on the closing date. Said uncompleted repair orders shall become the property of BUYER. BUYER shall complete such repair work and shall be entitled to collect the entire proceeds covering such repair work from the customers of SELLER, and shall indemnify and hold SELLER harmless from any and all claims in connection with same for post-closing work (including reasonable attorneys' fees and costs).

         15. OUTSTANDING SALES CONTRACTS AND ORDERS. The parties understand that there may be, on the date of closing, outstanding sales contracts and/or orders ("Contracts and/or Orders") between SELLER and third party buyers for the sale of FORD or HYUNDAI motor vehicles. For the purpose of arranging for the proper fulfillment of said Contracts and/or Orders, the parties have agreed that SELLER shall assign those Contracts and/or Orders to BUYER at closing. BUYER covenants and agrees to perform said Contracts and Orders in place and instead of SELLER, and to indemnify and hold SELLER harmless in respect to same (including reasonable attorneys' fees and costs). In consideration of the foregoing, SELLER shall receive from BUYER a sum equal to fifty (50%) percent of the gross profit thereon as and when such Contract and/or Order is fully consummated (to be paid within five (5) business days of consummation of the subject sale). The term "gross profit", as used herein, shall mean sales price received less (i) dealer cost (including preparation cost) and (ii) actual and customary sales commissions to be paid on such Contracts and/or Orders. BUYER covenants and agrees to satisfy said commission when a Contract and/or Order is consummated.

         16. ADJUSTMENTS. The following adjustments shall be made at closing:

                  (a) Telephone and other utilities for the then-current period;

                  (b) Employee wages, prorated vacation, and sick days to SELLER'S employees shall be satisfied by SELLER concurrent with closing;

                  (c) Work-in-process pursuant to Section 14 above;

                  (d) Yellow Page advertising to which SELLER is bound; BUYER to expressly assume and perform same in place and instead of SELLER, effective with the date of closing;

                  (e) Proration of payments and installments pursuant to the obligations to be assumed in accordance with Section 20 below;

                  (f) Deposits on outstanding contracts and/or orders pursuant to Section 15 above (deposits to be transferred to BUYER at closing); and

                  (g) Any and all other adjustments as required hereunder.

         BUYER shall reimburse SELLER (at SELLER'S cost) at closing for (i) any and all dealer preparation costs and dealer-installed parts and accessories with respect to each new, never registered unused motor vehicle or demonstrator type motor vehicle to be purchased by BUYER hereunder; and (ii) any and all "special" tools and equipment which SELLER must purchase from FORD and/or HYUNDAI from and after the date hereof through closing.

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         17.  BUYER'S   CONTINGENCIES.   The  within   conveyance  is  expressly
contingent upon the following, unless expressly waived or modified by BUYER, in writing:

                 (a) Franchise. Executed standard form Dealer Sales and Service Agreements ("Franchise Agreements") with BUYER and (i) FMD authorizing the sale and factory authorized service of FORD motor vehicles, parts and accessories at the current Premises, appointing BARRY POLLACK ("POLLACK") as dealer-operator, and (ii) HMA authorizing the sale and factory authorized service of HYUNDAI motor vehicles, parts and accessories at the current Premises and appointing POLLACK as dealer-operator. The Franchise Agreements shall contain such terms and conditions as are reasonably acceptable to BUYER and may be subject to reasonable restrictions.

         BUYER shall forthwith prepare the information reasonably required by said franchisors. SELLER shall, within three (3) days of the date hereof, dispatch notification of this Agreement to said franchisors. BUYER shall, within twenty (20) days of the date hereof, submit fully completed application packages to FMD and HMA.

                  (b) Financing. BUYER shall have the right to obtain the following: Issuance of a written letter commitment from FORD MOTOR CREDIT CORPORATION, or other institutional lender ("Lender") for working capital loan financing from Lender in an amount reasonably acceptable to BUYER, upon prevailing interest rates, terms and conditions, as well as a floor plan in an amount equal to the SELLER's current existing floor plan with FORD MOTOR COMPANY and STATELINE FORD, but, in no event, in amount less than Six Hundred Thousand Dollars ($600,000). BUYER covenants and agrees to use due diligence, good faith, and their bona fide efforts to make application and obtain said wholesale floor plan and working capital loan financing.

                  (c) Termination. It is understood and agreed that if the foregoing contingencies are not satisfied or expressly waived by BUYER in writing within seventy-five (75) days from the date hereof, then and in such event either SELLER or BUYER may elect to terminate this Agreement and the Realty Agreements upon written notice to the other; provided, however, that, in the event BUYER uses due diligence and exercises good faith in its efforts to satisfy the foregoing contingencies, then BUYER shall have the right to request an extension of said contingencies for an additional period not to exceed thirty
(30) days in the aggregate, upon written notice to SELLER of same, together with documentation evidencing said due diligence and good faith. In the event of such termination, the deposit monies paid (together with accrued interest) under this Agreement and the Realty Agreements shall be returned to BUYER, and this Agreement and the Realty Agreements shall be deemed null, void and of no further effect. It is further understood and agreed that BUYER and SELLER shall exercise due diligence in an effort to satisfy the foregoing contingencies.

         18. REAL ESTATE SALE AGREEMENT. As an express and prime inducement for the parties to enter into the within Agreement, separate agreements shall be entered into (i) by and between BUYER and STATELINE REALTY, L.L.C. for the sale of that certain real estate utilized by SELLER for the operation of the subject dealership situate at 630 Memorial Parkway, Phillipsburg, New Jersey, as designated by Lot 7, Block 1004 ("Stateline Real Estate Agreement"), and (ii) by and among BUYER and CHRIS PREZIOSI AND ALBERT PREZIOSI JR., and MEMORIAL PARKWAY ASSOCIATES, L.L.C. ("MPA") for the transfer, sale, and conveyance of all right, title, and interest in and to all of the membership units in MPA, concurrently herewith with respect to premises situate at 640 Memorial Parkway, Phillipsburg, New Jersey, and designated as Lot 6, Block 1004 (the Stateline Real Estate Agreement and the Memorial Agreement shall collectively be referred to herein as the "Realty Agreements"). In the absence of the execution of the Realty Agreements and their continuing effect, this Agreement shall be deemed null, void, an of no further effect, it being understood and agreed that closing of title hereunder is contingent upon closing of title under the Realty Agreements. In furtherance of the foregoing, it is expressly understood and agreed that the termination of this Agreement in accordance with its terms shall entitle either of the contracting parties under the Realty Agreements to terminate all of the Agreements. In addition, closing of title under all of the Agreements shall occur simultaneously.

         19. RISK OF LOSS. Risk of loss and/or damage to the Premises and the subject matter of this Agreement by casualty and liability for personal injury, property and leasehold improvement damage shall be borne by SELLER until closing of title. In the event of casualty damage, SELLER shall notify BUYER within five
(5) days of same. BUYER shall be excused from proceeding with closing on account of any casualty loss and BUYER shall have the right to terminate this Agreement with no penalty.

         20. ASSUMPTION OF CERTAIN OBLIGATIONS OF SELLER. As a further inducement for SELLER to enter into the within Agreement, BUYER agrees to assume at closing certain leases and other obligations of SELLER, as specifically enumerated, quantified and described on EXHIBIT "C", attached hereto and made a part hereof (the "Leases and/or Obligations"). Any and all payments, charges and/or credits with respect to any such Leases and/or obligations shall be apportioned and adjusted as of the date of closing. BUYER shall indemnify and save SELLER harmless from any and all loss, liability, damage, or expense (including attorneys' fees and costs of litigation) resulting from the BUYER'S failure to perform any act or fulfill any obligation under any of the Leases and/or Obligations. BUYER'S responsibilities under this paragraph include, but are not limited to, purchasing any equipment which is the subject of said Leases and/or Obligations, if the lessor or obligee refuses to an assumption of the Leases and/or obligations. To the extent property must be delivered or returned to any third party as a result of the assumption, transfer or termination of any of the Leases and/or Obligations, the BUYER agrees to cooperate in and effect such return. BUYER'S obligations under this paragraph shall continue after closing.

         21. ASSIGNMENT. This Agreement may not be assigned by BUYER, except to an entity formed by BUYER for the purpose of consummating this Agreement and in which BUYER holds an equity interest of not less than sixty-six and two-thirds percent (66 2/3%). In the event of such assignment, the BUYER shall be relieved of personal liability hereunder.

         22. MISCELLANEOUS PROVISIONS.

                  (a) SELLER shall transfer to BUYER at closing its rights to all telephone numbers used by SELLER in its business.

                  (b) Prior to closing, SELLER shall furnish to BUYER a list of all employees, their rates of pay, including base pay, and any incentive, commission or bonus plans. Nothing contained herein shall prevent any employee of SELLER from commencing employment with any other business, corporation or operation of SELLER or shareholder of SELLER. Nothing herein shall obligate BUYER to provide employment to any employee of SELLER.

                  (c) SELLER shall deliver to BUYER at closing a Bill of Sale with affidavit of no liens for all Assets to be transferred by SELLER hereunder, together with statements of origin for each vehicle purchased.

                  (d) SELLER shall permit its service records to remain with BUYER. BUYER will safeguard the records and permit access thereto during business hours. After the expiration of two (2) years next succeeding the date of closing, SELLER shall remove the records from BUYER's place of business.

                  (e) At the closing, BUYER and SELLER shall deliver to the other party a true copy of a Corporate Resolution authorizing the execution of the Agreement and sale as set forth herein.

         23. HEADINGS. The "headings" contained in this Agreement are for the purpose of expediency and are not intended to otherwise bind the parties or interpret the content of the paragraph language they precede.

         24. NOTICES. Any notice, communication, request, reply or advice or other notice pertaining to this Agreement to be given, made or accepted by either party to the other must be in writing and shall be given or be served only by dispatching the same by Federal Express (or any other overnight courier delivery service), and such notice so dispatched shall become effective on the date of receipt, or by United States Certified Mail and addressed to the party to be notified, with return receipt requested, and receipted by the postal authority and such notice so dispatched shall be effective seven (7) days after the date it is so dispatched. For purposes thereof, the addresses of the parties hereto are as follows:

                  If to SELLER:  JOSEPH S. ABOYOUN, ESQ.
                                 Aboyoun & Heller, L.L.C.
                                 695 Route 46 West, Suite 401
                                 Fairfield, New Jersey 07004

                  If to BUYER:   HARRIS SISKIND, ESQ.
                                 Kirkpatrick & Lockhart Nicholson Graham LLP
                                 201 South Biscayne Blvd., Suite 2000
                                 Miami, Florida 33131

         25.      INDEMNIFICATION.

                  1. In consideration of the BUYER's execution and delivery of this Agreement, and in addition to all of SELLER's other obligations under this Agreement, the SELLER shall defend, protect, indemnify and hold harmless the BUYER, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer
Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys'. fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by SELLER in this Agreement or the Realty Agreements or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of SELLER contained in this Agreement or the Realty Agreements or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee not arising out of any action or inaction of a Buyer Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnitees. To the extent that the foregoing undertaking by SELLER may be unenforceable for any reason, SELLER shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                  2. In consideration of SELLER's execution and delivery of this Agreement, and in addition to all of BUYER's other obligations under this Agreement, BUYER shall defend, protect, indemnify and hold harmless SELLER and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Seller Indemnitees") from and against any and all Indemnified Liabilities incurred by the Seller Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by BUYER in this Agreement, the Reality Agreements, or any instrument or document contemplated hereby or thereby executed by the BUYER; (b) any breach of any covenant, agreement or obligation of the BUYER contained in this Agreement, the Realty Agreements or any other certificate, instrument or document contemplated hereby or thereby executed by BUYER, or (c) any cause of action, suit or claim brought or made against such Seller Indemnitee based on misrepresentations or due to a breach by BUYER and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Seller Indemnitees. To the extent that the foregoing undertaking by BUYER may be unenforceable for any reason, BUYER shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                  (c) The obligations of the parties to indemnify or make contributions under this Section 26 shall survive termination.

                  (d) The party entitled to indemnification hereunder shall notify the other in writing of the pendency of the claim or obligation, and the other party shall have a reasonable period of time (not to exceed thirty (30) days) to cure or otherwise resolve the subject claim or obligation.

         26. CLOSING. The closing of title shall take place at the offices of ABOYOUN & HELLER, L.L.C., 695 Route 46, Suite 401, Fairfield, New Jersey, or such other place as the parties may agree, fifteen (15) days following the satisfaction of the contingencies referred to in Section 17 above.

         27. SURVIVORSHIP. The representations, covenants and obligations of BUYER and SELLER as set forth in this Agreement shall survive the closing of title.

         28. BINDING EFFECT. All of the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto and their successors and assigns respectively.

         29. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

ATTEST:                                     SELLER:

                                            STATELINE FORD, INC.


/s/ ALBERT PREZIOSI, JR.                    By: /s/ CHRIS PREZIOSI
------------------------------                  --------------------------------
ALBERT PREZIOSI, JR.                            CHRIS PREZIOSI
Secretary                                       President

ATTEST:                                     BUYER:

                                            ELITE FLIGHT SOLUTIONS, INC.


                                            By: /s/ BRUCE EDWARDS
------------------------------                  --------------------------------
                                                BRUCE EDWARDS, President

                                   EXHIBIT "A"

                                 LIST OF ASSETS

                                [TO BE PROVIDED]

                                   EXHIBIT "B"

                          ALLOCATION OF PURCHASE PRICE

         (a) Furniture, fixtures, equipment and
             other tangible assets:                       $ 47,000.00

         (b) Franchise rights and goodwill:               $753,000.00
                                                          -----------
                                                          $800,000.00
                                                          ===========

                                   EXHIBIT "C"

                     LIST OF ASSUMED LEASES AND OBLIGATIONS

        NAME                      EQUIPMENT           FREQ         AMOUNT     START DATE     TERM DATE

Pitney Bowes             Copier                      Monthly       $175.00     5/17/2002     9/30/2005
Pitney Bowes             Postage Meter               Quarterly     $175.00     9/30/2002     9/30/2005
Wells Fargo Financial    Lease Profit Mach           Monthly     $1,349.46     1/10/2002     4/10/2005
Wells Fargo Financial    Lease Profit Integration    Monthly       $212.00     1/10/2002     4/10/2005
Ford DCS                 Electronic Catalog          Monthly       $530.00    10/11/1995    10/11/2005
Key Logix                Maintenance on Key Mach     Monthly        $53.33     2/10/2005     2/10/2006
Safeway Enterprises      Key Machine                 Monthly       $625.00      4/1/2002      4/1/2007